----------                                                          ----------
  NUMBER                                                              SHARES
----------                                                          ----------
COMMON STOCK                                                        COMMON STOCK

                                  U.S. VISION

                               U.S. VISION, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



THIS CERTIFICATE IS TRANSFERABLE           CUSIP 90339M 10 4
IN THE CITIES OF LOS ANGELES,               SEE REVERSE FOR CERTAIN DEFINITIONS
RIDGEFIELD PARK OR NEW YORK


--------------------------------------------------------------------------------
THIS CERTIFIES THAT






is the owner of
--------------------------------------------------------------------------------


              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK
                        OF THE PAR VALUE OF $.01 EACH OF

==============================U.S. VISION, INC.=================================

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Countersigned and Registered:
     TRANSFER AND REGISTRAR INC.
     Transfer Agent and Registrar


                                     [SEAL]

By
                                    George E. McHenry      xxxxxxxxxxxxxxxxxxxxx
  ------------------------        ----------------------   ---------------------
  AUTHORIZED SIGNATURE                   SECRETARY                PRESIDENT

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                           UNIF GIFT MIN ACT -       Custodian
                                                                             ------          ------
                                                                             (Cust)          (Minor)
TEN ENT - as tenants by the entireties                                       under Uniform Gifts to Minors

JT TEN  - as joint tenants with right                                        Act
          of survivorship and not as                                            --------------------------
          tenants in common                                                            (State)
                     Additional abbreviations may also be used though not in the above list.

For Value received,                        hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
----------------------------

----------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    (PLEASE PRINT OR TYPE NAME AND ADDRESS)

--------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares
of the Stock represented by this Certificate, and hereby irrevocably constitutes and appoints

---------------------------------------------------------------------- Attorney
to transfer this Certificate on the books of the Corporation with full power of substitution in the premises.

Dated:----------------------------------    ------------------------------------
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this Certificate in every
                                            particular, without alteration or
                                            enlargement or any change whatever.

Signature(s) Guaranteed:





By
  -------------------------------------------
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY
  AN ELIGIBLE GUARANTOR INSTITUTION (Banks,
  Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN
  APPROVED SIGNATURE GUARANTEE MEDALLION
  PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.